EXHIBIT 10(b)

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 20, 2000 by and among CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), the subsidiaries of the Company party hereto (the Company and its subsidiaries are collectively referred to as the “Loan Parties”), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Bank”) and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity “LaSalle”), as agent for the Banks (the “Agent”), and BANK ONE MICHIGAN , as co-agent for the Banks (the “Co-Agent”).

        WHEREAS, the Loan Parties, Agent and Co-Agent have entered into that certain Credit Agreement dated as of February 29, 2000 (the “Agreement”); and

        WHEREAS, the Loan Parties, Agent and Co-Agent wish to amend the Agreement to (i) add Comerica Bank, a Michigan banking corporation (“Comerica”), as a Bank and (ii) modify certain of the provisions of the Agreement pursuant to the terms hereof.

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Agreement, the parties hereto hereby agree as follows:

        1.        Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

        2.        Amendment of the Agreement. The Agreement is hereby amended as follows:

(i) The definition of the term “Debt Service Coverage Ratio” appearing in Section 1.1 of the Agreement is hereby amended and restated to read as follows:

Debt Service Coverage Ratio means as of any date of determination, the ratio of (i) quarterly EBITDA as determined in accordance with GAAP to (ii) principal and interest payments on all Debt.

(ii) Section 2.3.5 of the Agreement is hereby amended by deleting the word “Percentage” appearing in the twelfth (12th) line of such Section and replacing it with the words “Pro-Rata Share”.

(iii) Section 10.6.2 of the Agreement is hereby amended by deleting the heading “Senior Debt to EBITDA Ratio” appearing above the ratios and replacing it with the heading “Leverage Ratio.”

(iv) The following paragraph is hereby added to the end of Section 14.1 to read in its entirety as follows:

Notwithstanding anything herein to the contrary, no Bank that has failed to fund its portion of any Loan required hereunder or failed to make any other payment required by it under this Agreement shall be entitled to vote (whether to consent or to withhold its consent) with respect to any amendment, modification, termination or waiver of any provision of this Agreement or any departure therefrom or any direction from the Banks to the Agent and, for purposes of determining the Required Banks at any time when a Bank is in default under this Agreement as described above, the Commitments and the Loans of such defaulting Bank(s) shall be disregarded. In the event of any conflict between this Agreement and the Notes or Collateral Documents, the provisions of this Agreement shall control.

        3.        Addition of Comerica as a Bank. Upon execution and delivery of an Assignment Agreement between LaSalle and Comerica, Comerica shall be deemed to have automatically become a Bank hereto and shall have all of the rights and obligations of a Bank hereunder and LaSalle, in its individual capacity, shall be released from its obligations with respect to that portion of its Pro-Rata Share assigned to Comerica. Upon execution and delivery of the Assignment Agreement, the Pro Rata Share of each Bank shall be as set forth on Schedule 2.1 hereto, which shall supersede the prior Schedule 2.1 delivered in connection with the original Agreement.

        4.        Representations and Warranties. The representations and warranties set forth in Section 9 and all covenants set forth in Section 10 of the Agreement shall be deemed remade and affirmed as of the date hereof by each Loan Party, except that any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

        5.        Closing Conditions. Prior to entering into this Amendment, Agent shall have received executed originals, as applicable, of each of the following documents, each in form and substance satisfactory to Agent:

(a)	Assignment Agreement executed by Comerica Bank;
(b)	Revolving Note in favor of Comerica Bank;
(c)	Term Note A in favor of Comerica Bank;
(d)	Term Note B in favor of Comerica Bank;
(e)	Substitute Revolving Note in favor of LaSalle;
(f)	Substitute Term Note A in favor of LaSalle;
(g)	Substitute Term Note B in favor of LaSalle; and
(h)	Such other documents, certificates and opinions as Agent shall reasonably request.

        6.        Lock Box. The Loan Parties hereby agree that each Loan Party will have a lockbox arrangement in place within sixty (60) days of the date of this Amendment, which shall be in form and substance acceptable to the Agent. In addition, the Loan Parties hereby agree that upon three (3) days prior written notice to Representative, any lockbox arrangement may be converted to a blocked account, in each case, in form and substance acceptable to Agent.

        7.        Fees and Expenses. The Loan Parties shall pay or reimburse Agent for all costs, fees, and expenses incurred by Agent, or for which Agent becomes obligated, in connection with the negotiation, preparation, and closing of this Amendment, together with all reasonable attorneys’ fees and expenses of Agent’s counsel, search fees and taxes payable in connection with this Amendment.

        8.        Effectuation. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

        9.        Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement shall remain in full force and effect.

        10.      Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        11.      Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Second Amendment to Credit Agreement)

Delivered at Chicago, Illinois, as of the day and year first above written.

LASALLE BANK NATIONAL ASSOCIATION, for itself and as Agent

By:  /s/ Bernard LaCayo
Its:     Assistant Vice President

BANK ONE MICHIGAN, for itself and as Co-Agent

By:  /s/ Kevin Paul
Its:        First Vice President

COMERICA BANK, a Michigan banking corporation, as a Bank

By:  /s/ Thomas Schmidt
Its:            Vice President

CLARION TECHNOLOGIES, INC.

By:  /s/ David W. Selvius
Its:            CFO

CLARION PLASTICS TECHNOLOGIES, INC.

By:  /s/ David W. Selvius
Its:            CFO

CLARION REAL ESTATE, LLC

By:  /s/ David W. Selvius
Its:            CFO

DOUBLE "J" MOLDING, INC.

By:  /s/ David W. Selvius
Its: CFO

CLARION-DRAKE ACQUISITION, INC.

By:  /s/ David W. Selvius
Its:            CFO

MITO PLASTICS, INC.

By:  /s/ David W. Selvius
Its:            CFO

WAMAR PRODUCTS, INC.

By:  /s/ David W. Selvius
Its:            CFO

WAMAR TOOL & MACHINE CO.

By:  /s/ David W. Selvius
Its: CFO

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